UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 14, 2019

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-1443512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1249 Kildare Farm Road, Suite 109

Cary, NC 27511

(Address of principal executive offices)

(855) 746-0245

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 14, 2019, the Registrant was informed by Soles, Heyn & Company, LLP (“SH”) that the firm was resigning and thus terminating its services as the Registrant’s independent registered public accounting firm effective October 14,2019. On October 16, 2019, the Registrant retained Assurance Dimensions (“AD”) as its principal independent accountants. The decision to retain AD as the Registrant’s principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of SH

SH’s report on the Company’s financial statements for the fiscal years ended April 30, 2018 and April 30, 2017 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as set forth herein. SH’s reports on the Company’s financial statements for the fiscal years ended April 30, 2018 and April 30, 2017 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the two-year period ended July 31, 2018 and the subsequent period through the date of filing of this report, (i) there have been no disagreements with SH, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SH, would have caused SH to make reference to the subject matter of the disagreement in connection with its reports; (ii) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (iii) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided SH with a copy of this disclosure and has requested that SH furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from SH addressed to the Securities and Exchange Commission dated October 22, 2019 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of AD

During the two most recent fiscal years and through the engagement date, we did not consult with Assurance Dimensions, Inc. regarding either (1) The Registrant did not consult AD regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;(2) Neither a written report nor oral advice was provided to the Registrant by AD that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and(3) The Registrant did not consult AD regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Soles, Heyn & Company, LLP dated October 22, 2019 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection Video Equipment Corp.
(Registrant)

/s/ Paul Feldman
Paul Feldman, President

Dated: October 22, 2019

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